UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2021 (July 27, 2021)

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(561)	365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2021, Carrier Global Corporation (“Carrier” or the “Company”) issued a press release announcing its second quarter 2021 results.

The press release issued July 29, 2021 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 8 - Other Events

Item 8.01 Other Events.

On July 29, 2021, Carrier issued a press release announcing that on July 27, 2021, the Company’s Board of Directors approved a $1.75 billion increase to the Company’s existing stock repurchase authorization, which increased the amount available under the current stock repurchase authorization to $1.97 billion. Share repurchases may take place from time to time at the Company’s discretion in the open market or through one or more other public or private transactions, subject to, among other things, compliance with Carrier’s obligations under the Tax Matters Agreement with Raytheon Technologies Corporation (formerly United Technologies Corporation) and Otis Worldwide Corporation, its revolving credit agreement and other debt agreements as well as market conditions, share price, compliance with securities laws and regulatory requirements and other factors. The stock repurchase authorization has no time limit and may be modified, suspended or discontinued at any time.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release, dated July 29, 2021, issued by Carrier Global Corporation (earnings release).

99.2	Press release, dated July 29, 2021, issued by Carrier Global Corporation (stock repurchase release).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: July 29, 2021	By:	/S/ PATRICK GORIS
Patrick Goris
Senior Vice President and Chief Financial Officer